UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

HOTH THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

HOTH THERAPEUTICS, INC.
1 Rockefeller Plaza, Suite 1039

New York, NY 10020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 2022

To the Shareholders of Hoth Therapeutics, Inc.:

The Special Meeting of Shareholders (the “Special Meeting”) of Hoth Therapeutics, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), will be held on Monday, December 12, 2022, at 12:00 p.m. Eastern Time. The Special Meeting will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the Special Meeting by visiting www.virtualshareholdermeeting.com/HOTH2022SM.

In addition to voting by submitting your proxy prior to the Special Meeting, you also will be able to vote your shares electronically during the Special Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. At the Special Meeting, the holders of our outstanding common stock and our Series B Preferred Stock will act on the following matters:

1.	To approve an increase to the number of authorized shares of common stock of the Company from 3,000,000 shares to 50,000,000 shares (the “Authorized Share Increase”); and

2.	To transact such other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.

Our Board unanimously recommends that you vote “FOR” the approval of the Authorized Share Increase (Proposal 1).

If you are a shareholder of record, you may vote in one of the following ways:

●	Vote over the Internet, by going to www.proxyvote.com (have your Notice or proxy card in hand when you access the website);

●	Vote by Mail, by returning the enclosed proxy card (signed and dated) in the envelope provided;

●	Vote by phone by calling 1-800-690-6903; or

●	Vote online at the Special Meeting at www.virtualshareholdermeeting.com/HOTH2022SM.

If your shares are held in “street name,” meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

The Special Meeting will be a virtual shareholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/HOTH2022SM and entering your 16-digit control number (included on the Notice Regarding the Availability of Proxy Materials mailed to you).

Whether or not you plan to attend the Special Meeting virtually, we urge you to take the time to vote your shares.

If you have any questions or need assistance voting your shares, please call Kingsdale Advisors at:

Strategic Shareholder Advisor and Proxy Solicitation Agent

745 Fifth Avenue, 5th Floor, New York, NY 10151

North American Toll Free Phone:

1-888-518-6824

Email: contactus@kingsdaleadvisors.com

Call Collect Outside North America: 917-813-1248

By Order of the Board of Directors,

/s/ Robb Knie
Robb Knie
Chief Executive Officer, President and Director

New York, NY
November 14, 2022

HOTH THERAPEUTICS, INC.
1 Rockefeller Plaza, Suite 1039

New York, NY 10020

PROXY STATEMENT

for the SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING TO BE HELD ON MONDAY, DECEMBER 12, 2022

The board of directors (“Board” or “Board of Directors”) of Hoth Therapeutics, Inc. (“Company,” “we,” “us,” or “our”) is soliciting the enclosed proxy for use at its special meeting of shareholders (the “Special Meeting”). The Special Meeting will be held on December 12, 2022 at 12:00 p.m. Eastern Time, and will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the Special Meeting by visiting www.virtualshareholdermeeting.com/HOTH2022SM.

Our Board is asking you to vote your shares by completing, signing and returning the accompanying proxy card or vote over the Internet or by phone. If you attend the Special Meeting in person, you may vote at the Special Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

We intend to begin mailing this proxy statement, the attached notice of the Special Meeting, and the enclosed proxy card, on or about November 14, 2022 to all shareholders of record entitled to vote at the Special Meeting. Only shareholders who owned our common stock and Series B Preferred Stock on November 4, 2022 are entitled to vote at the Special Meeting.

FREQUENTLY ASKED QUESTIONS

The following questions and answers present important information pertaining to the Special Meeting:

Q:	Why am I receiving this proxy statement?

A:	We sent you this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Special Meeting. This proxy statement summarizes information related to your vote at the Special Meeting. All shareholders who find it convenient to do so are cordially invited to virtually attend the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by phone over the Internet.

We intend to begin mailing this proxy statement, the attached notice of Special Meeting, and the enclosed proxy card, on or about November 14, 2022 to all shareholders of record entitled to vote at the Special Meeting. Only shareholders who owned our common stock and Series B Preferred Stock on November 4, 2022 are entitled to vote at the Special Meeting.

Q:	Who is entitled to vote at the Special Meeting?

A:	Only shareholders of record as of the close of business on November 4, 2022 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting. A list of shareholders eligible to vote at the Special Meeting is available for inspection at any time up to the Special Meeting. If you would like to inspect the list, please call our Corporate Secretary at (646) 756-2997 to arrange a visit to our offices.

Q:	How many shares of common stock and Series B Preferred Stock can vote?

A:	There were 1,300,382 shares of common stock and 2,000,000 shares of Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”) issued and outstanding as of the close of business on the Record Date. Each holder of common stock entitled to vote at the Special Meeting may cast one vote for each share of common stock owned by him, her or it which has voting power upon each matter considered at the Special Meeting. Each holder of Series B Preferred Stock entitled to vote at the Special Meeting may cast ten votes for each share of Series B Preferred Stock owned by him, her or it and has the right to vote only on the Authorized Share Increase proposal (Proposal 1) provided that such votes must be counted in the same proportion as the shares of common stock voted on Proposal 1. As an example, if 50.5% of the shares of common stock are voted “FOR” Proposal 1, 50.5% of the votes cast by the holder of the Series B Preferred Stock will be cast as votes “FOR” Proposal 1. Holders of common stock and Series B Preferred Stock will vote on Proposal 1 as a single class.

Q:	What may I vote on?

A:	You may vote on the following matters:

1.	to approve an increase to the number of authorized shares of common stock of the Company from 3,000,000 shares to 50,000,000 shares (the “Authorized Share Increase”); and

2.	any other business that may properly come before the Special Meeting and any adjournment or postponement thereof.

Q:	Will any other business be presented for action by shareholders at the Special Meeting?

A:	Management knows of no business that will be presented at the Special Meeting other than Proposal 1. If any other matter properly comes before the Special Meeting, the person named as proxy in the proxy card intends to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with his judgment on the matter.

Q:	How does the Board recommend that I vote on each of the proposals?

A:	Our Board recommends a vote “FOR” the Authorized Share Increase (Proposal 1).

Q:	How do I vote my shares?

A:	The answer depends on whether you own your shares of common stock and/or Series B Preferred Stock directly (that is, you hold shares that show your name as the registered shareholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own your shares directly (i.e., you are a “registered shareholder”): your proxy is being solicited directly by us, and you can vote by mail, over the Internet, over the phone or you can vote at the Special Meeting if you virtually attend the meeting.

If you wish to vote by mail, please do the following: (i) sign and date the proxy card, (ii) mark the boxes indicating how you wish to vote, and (iii) return the proxy card in the prepaid envelope provided. If you sign your proxy card but do not indicate how you wish to vote, the proxy will vote your shares “FOR” the Authorized Shares Increase and in his discretion on any other matter that properly comes before the Special Meeting. Unsigned proxy cards will not be counted.

If you wish to vote over the Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions until 11:59 p.m. Eastern Time on December 11, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. There may be costs associated with electronic access, such as usage charges from Internet access providers that must be paid by the shareholder. The Internet voting procedures are designed to authenticate a shareholder’s identity to allow a shareholder to vote his, her or its shares and confirm that his, her or its instructions have been properly recorded. Voting over the Internet authorizes the named proxy to vote your shares in the same manner as if you had submitted a validly executed proxy card.

If you wish to vote by telephone, you may vote by calling 1-800-690-6903.

If you wish to vote during the meeting, go to www.virtualshareholdermeeting.com/HOTH2022SM. You will be able to attend the Special Meeting online, vote your shares electronically until voting is closed and submit your questions during the Special Meeting.

If you hold your shares through a broker, bank or other nominee: If you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares virtually at the Special Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares virtually at the Special Meeting. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote via the Internet or by telephone. Please refer to the instructions provided with your voting instruction card for information about voting. See also “Will my shares be voted if I do not return my proxy?” below.

Q:	What is a proxy?

A:	A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxy Robb Knie, our Chief Executive Officer. He may act on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to virtually attend the Special Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock and/or Series B Preferred Stock may be voted.

Q:	Will my shares be voted if I do not return my proxy?

A:	If your shares are registered directly in your name, your shares may not be voted if you do not vote by returning your proxy by mail, over the phone or over the Internet before the Special Meeting or virtually at the Special Meeting.

If your shares are held in “street name,” your brokerage firm, bank or other nominee may, under certain circumstances, vote your shares if you do not timely return your voting instructions. Brokers, banks or other nominees can vote their customers’ unvoted shares on discretionary matters but cannot vote such shares on non-discretionary matters. If you do not timely return voting instructions to your brokerage firm, bank or other nominee to vote your shares, your brokerage firm, bank or other nominee may, on discretionary matters, either vote your shares or leave your shares unvoted.

Proposal 1, the Authorized Share Increase, is a discretionary matter and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal; however, we encourage you to timely provide voting instructions to your brokerage firm, bank or other nominee. This ensures that your shares will be voted at the Special Meeting according to your instructions. You should receive directions from your brokerage firm, bank or other nominee about how to submit your voting instructions to them.

Q:	What if I want to change my vote or revoke my proxy?

A:	If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the Special Meeting. To do so, you must do one of the following:

1.	Vote over the Internet as instructed above. Only your latest Internet vote is counted. You may not revoke or change your vote over the Internet after 11:59 p.m. Eastern Time on December 11, 2022.

2.	Sign a new proxy and submit it by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 who must receive the proxy card no later than December 11, 2022. Only your latest dated proxy will be counted.

3.	Virtually attend the Special Meeting and vote electronically at the meeting. Virtually attending the Special Meeting alone will not revoke your Internet vote or proxy submitted by mail or phone, as the case may be.

4.	Give our Corporate Secretary written notice before or at the Special Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm, or other nominee. You may also vote electronically at the Special Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a broker’s legal proxy as described in the answer to the question “How do I vote my shares?” above.

Q:	What is a quorum?

A:	The holders of one-third of the 1,300,382 shares of common stock and 2,000,000 shares of Series B Preferred Stock outstanding as of the Record Date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Special Meeting. If you choose to have your shares represented by proxy at the Special Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the Special Meeting or represented by proxy, the shareholders present by attendance at the meeting or by proxy may adjourn the Special Meeting until a quorum is present.

Q:	What vote is required to approve each matter and how are votes counted?

The table below summarizes the proposal that will be voted on, the vote required to approve the proposal and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Authorized Share Increase	The affirmative vote of the holders of a majority of the outstanding shares of our common stock and Series B Preferred Stock.	“FOR” “AGAINST” “ABSTAIN”	(1)	Yes(2)

(1)	Abstentions will have the effect of a vote against this proposal.

(2)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

Q:	What if additional proposals are presented at the Special Meeting?

A:	We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Special Meeting, your proxy is authorized to vote on your behalf using his judgment.

Q:	Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A:	Our directors and officers do not have any interest in Proposal 1, the Authorized Share Increase.

Q:	How many shares do the affiliates, directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A:	Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within sixty days following the Record Date) of approximately 10.67% of our outstanding voting capital and are expected to vote in favor of the Authorized Share Increase.

Q:	Who will count the votes?

A:	Hayley Springer, our Executive Vice President of Operations, will serve as our inspector of elections and will count the votes cast by proxy and the votes cast in person at the Special Meeting.

Q:	Who can attend the Special Meeting?

A:	All shareholders are invited to attend the Special Meeting.

Q:	How do I attend the Special Meeting?

A:	The Special Meeting will be held on December 12, 2022 at 12:00 p.m. Eastern Time in a virtual format online at www.virtualshareholdermeeting.com/HOTH2022SM.

Q:	What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?
A:

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Q:	Are there any expenses associated with collecting the shareholder votes? Who is paying for this proxy solicitation?

A:	The Company will pay for the entire cost of soliciting proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our shareholders. In addition, we have retained Kingsdale Advisors as our strategic shareholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Special Meeting at an approximate cost of $11,500, plus reimbursement of expenses. If you have any questions or require any assistance with completing your proxy, please contact Kingsdale Advisors by telephone (toll-free within North America) at 1-888-518-6824 or (call collect outside North America) at 917-813-1248 or by email at contactus@kingsdaleadvisors.com. Our officers and other employees may solicit proxies in person or by telephone but will receive no special compensation for doing so.

Q:	Do I have Dissenters’ Rights of Appraisal?

A:	Our shareholders do not have appraisal rights under Nevada law or under our governing documents with respect to the matters to be voted upon at the Special Meeting.

Q:	What do I need to do now?

A:	We urge you to read carefully and consider the information contained in this proxy statement and to consider how the Authorized Share Increase will affect you as a shareholder of our Company. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your securities.

Q:	Where can you find the voting results?

A:	Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Special Meeting.

PROPOSAL 1:
AUTHORIZED SHARE INCREASE

Introduction

Our Articles of Incorporation, as amended (the “Articles of Incorporation”), currently authorizes the issuance of up to 3,000,000 shares of common stock and 10,000,000 shares of preferred stock. Our Board has approved an amendment to increase the number of authorized common stock from 3,000,000 shares to 50,000,000 shares.

Reasons for the Increase in Authorized Common Stock Amendment

Our Board determined that the Authorized Share Increase is in the best interests of the Company and unanimously recommends approval by shareholders. The Board believes that the availability of additional authorized shares of common stock is required for several reasons including, but not limited to, the additional flexibility to issue common stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends). In addition, certain of our securities are exercisable for shares of our common stock. Therefore, we must maintain a sufficient amount of authorized, but unissued shares of common stock adequate to issue shares of common stock upon the exercise of such securities.

As of the Record Date, there were 1,300,382 shares of our common stock issued out of the 3,000,000 shares of common stock that we are authorized to issue. In addition, as of the Record Date, an aggregate of approximately 744,692 shares of common stock have been reserved for future issuance, including: (i) an aggregate of 252,877 shares reserved for issuance under our 2018 Equity Incentive Plan and our 2022 Omnibus Equity Incentive Plan; (ii) 402,840 shares of common stock reserved for issuance upon the exercise of outstanding warrants; and (iii) 88,975 shares of common stock reserved for issuance upon the exercise of outstanding options. Thus, we have approximately 964,926 shares of common stock available for future issuance at this time. Our working capital requirements are significant and may require us to raise additional capital through additional equity financings in the future.

Effects of the Increase in Authorized Common Stock

Following the filing of the Authorized Share Increase amendment with the Secretary of State of the State of Nevada, we will have the authority to issue up to 50,000,000 shares of common stock. These shares may be issued without shareholder approval at any time, in the sole discretion of our Board. The authorized and unissued shares may be issued for cash or for any other purpose that is deemed in the best interests of our Company.

In addition, the Authorized Share Increase amendment could have a number of effects on our Company’s shareholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. If we issue additional shares of common stock or other securities convertible or exercisable into shares of our common stock in the future, it could dilute the voting rights of existing shareholders and could also dilute earnings per share and book value per share of existing shareholders. The increase in authorized number of common stock could also discourage or hinder efforts by other parties to obtain control of our Company, thereby having an anti-takeover effect. The increase in authorized number of common stock is not being proposed in response to any known threat to acquire control of our Company.

The Authorized Share Increase amendment will not change the number of shares of common stock issued and outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the our common stock.

Procedure for Implementing the Amendment

The Authorized Share Increase amendment will become effective upon the filing or such later time as specified in the filing with the Secretary of State of the State of Nevada. The exact timing of the filing of the Authorized Share Increase amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to our Company and our shareholders.

Required Vote of Shareholders

The affirmative vote of the holders of a majority of the outstanding shares of our common stock and Series B Preferred Stock is required to approve this proposal.

Recommendation of our Board

Our Board unanimously recommends that the shareholders vote “FOR” the Authorized Share Increase at the Special Meeting.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our capital stock outstanding as of Record Date by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our shares of common stock and/or our Series B Preferred Stock;

●	each of our directors;

●	each of our named executive officers; and

●	all of our directors and executive officers as a group.

The percentage ownership information is based on 1,300,382 shares of common stock and 2,000,000 shares of our Series B Preferred Stock outstanding as of the Record Date. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules attribute beneficial ownership of securities as of a particular date to persons who hold options or warrants to purchase shares of common stock and that are exercisable within 60 days of such date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name of	Shares of Common Stock Beneficially Owned (2)			Shares of Series B Preferred Stock Beneficially Owned (2)		% of Total Voting
Beneficial Owner (1)	Shares		%	Shares	%	Power (3)
Directors and Executive Officer:				-
Robb Knie	75,3301	(4)	5.61%	-	-	*
Stefanie Johns	15,000	(5)	1.14%	-	-	*
Wayne Linsley	3,642	(6)	*	-	-	*
David Sarnoff	5,920	(7)	*	-	-	*
Hayley Springer	24,555	(8)	1.86%	-	-	*
Graig Springer	24,555	(9)	1.86%	-	-	*
Directors and Executive Officers as a group (6 persons)	149,002		10.71%	-	-	*
5% or Greater Stockholders:
CMC Ventures LLC (10)	-		-	2,000,000	100%	93.90%

*	Represents beneficial ownership of less than 1%.

(1)	The address of each person is c/o Hoth Therapeutics, Inc., 1 Rockefeller Plaza, Suite 1039, New York, New York 10020 unless otherwise indicated herein.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities. Shares of common stock and/or Series B Preferred Stock that are currently exercisable or convertible within 60 days of November 4, 2022 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

(3)	Percentage of total voting power represents voting power with respect to all of our common stock and Series B Preferred Stock, as a single class. Holders of our common stock are entitled to one vote per share, whereas holders of our Series B Preferred Stock are entitled to 10 votes per share.

(4)	Includes options to purchase up to 42,200 shares of the Company’s common stock.

(5)	Includes options to purchase up to 15,000 shares of the Company’s common stock.

(6)	Includes options to purchase up to 3,520 shares of the Company’s common stock. Excludes 12 shares of common stock which are subject to vesting.

(7)	Includes options to purchase up to 4,920 shares of the Company’s common stock.

(8)	Includes (i) 1,113 shares of the Company’s common stock held by Hayley Springer, (ii) options to purchase up to 19,800 shares of the Company’s common stock held by Hayley Springer, (iii) 122 shares of the Company’s common stock held by Graig Springer and (iv) options to purchase up to 3,520 shares of the Company’s common stock held by Graig Springer. Excludes 12 shares of the Company’s common stock held by Graig Springer which are subject to vesting. Graig Springer is the spouse of Hayley Springer.

(9)	Includes (i) 122 shares of the Company’s common stock held by Graig Springer, (ii) options to purchase up to 3,520 shares of the Company’s common stock held by Graig Springer, (iii) 1,113 shares of the Company’s common stock held by Hayley Springer and (iv) options to purchase up to 19,800 shares of the Company’s common stock held by Hayley Springer. Excludes 12 shares of the Company’s common stock held by Graig Springer which are subject to vesting. Hayley Springer is the spouse of Graig Springer.

(10)	Chris Camarra is the President of CMC Ventures LLC and in such capacity has the right to vote and dispose of the securities held by such entity. The address of CMC Ventures LLC is 42 Pamela Road, Cortlandt Manor, NY 10567.

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the shareholders at the Special Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. All shareholders are urged to complete, sign and return the proxy card.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2023 ANNUAL MEETING OF
SHAREHOLDERS

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 annual meeting of shareholders (the “2023 Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than December 28, 2022, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. In the event the date of the 2023 Annual Meeting has been changed by more than 30 days from the date of the 2022 annual meeting of shareholders (the “2022 Annual Meeting”), shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting must submit the proposal to us at our corporate headquarters no later than a reasonable time before we begin to print and send our proxy materials for our 2023 Annual Meeting.

Shareholders who intend to present a proposal at our 2023 Annual Meeting without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after February 15, 2023 but no later than March 17, 2023; provided, however, in the event that the 2023 Annual Meeting occurs on a date that is not within 25 days before or after the anniversary date of the 2022 Annual Meeting, notice of such proposal must be received by our Corporate Secretary no later than the close of business on the 10th day following the day on which such notice of the date of the 2023 Annual Meeting is mailed or public disclosure of the date of the 2023 Annual Meeting is made, whichever first occurs. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy materials. Upon written or oral request, the Company will deliver a separate copy of the proxy materials to any shareholders at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by providing notice to the Company’s Corporate Secretary by telephone at (646) 756-2997 or by mail at 1 Rockefeller Plaza, Suite 1039, New York, NY 10020.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Authorized Share Increase by contacting the Company at the following:

Hoth Therapeutics, Inc.

1 Rockefeller Plaza, Suite 1039

New York, NY 10020

Phone: (646) 756-2997

Attention: Corporate Secretary
E-mail: investorrelations@hoththerapeutics.com

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on December 11, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 11, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D92909-S56248

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

HOTH THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
1. Approval of an increase to the number of authorized shares of common stock of the company from 3,000,000 shares to 50,000,000 shares.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice & Proxy Statement is available at www.proxyvote.com.

D92910-S56248

HOTH THERAPEUTICS, INC.
Special Meeting of Shareholders
December 12, 2022
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Robb Knie with power of substitution, as proxy and attorney-in-fact and hereby authorizes him to represent and vote, as provided on the other side, all the shares of Hoth Therapeutics, Inc.'s common stock and Series B Preferred Stock which the undersigned is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the 2022 Special Meeting of Shareholders of the company to be held December 12, 2022 or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR PROPOSAL 1, AND IN THE DISCRETION OF THE PROXY WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on the reverse side